UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2025

PRECIPIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36439	91-1789357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e) – Compensatory Arrangements of Certain Officers

On December 22, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of Precipio, Inc. (the “Company”) conducted a review of the Company’s executive compensation. In conducting this review, the Committee considered factors, including, but not limited to, the Company’s substantial progress in operational restructuring, improved cash management, the Company’s ongoing execution of its long-term strategic plan, the Company’s strengthened financial discipline, significant enhancements in operating leverage, continued improvement in the pathology segment, and the Company’s need to retain and incentivize the executive team as the Company advances toward the next phase of commercial expansion.

As part of this review, and to align incentives with the Company’s evolving operational priorities, the Committee approved salary adjustments, a performance-based equity award, and a revised incentive bonus structure, as follows:

Salary and Bonus Adjustments

In connection with its review, the Committee evaluated the Company’s executive base salaries against competitive market benchmarks.

The below referenced adjustments are intended to reinforce leadership stability, strengthen retention, and support the Company’s long-term operational and strategic execution.

Name	Salary Effective January 1, 2026	Bonus to be paid 2026
Ilan Danieli	$350,000	$200,000
Zaki Sabet	$300,000	$150,000
Ayman Mohamed	$300,000	$150,000

Except for these adjustments, no other material changes were made to the compensation arrangements of the Company’s named executive officers in its proxy statement filed with the U.S. Securities Exchange Commission on April 30, 2025.

Performance-Based Equity Awards

The Committee approved the grant of an aggregate of 70,000 performance-based stock options to the named executive officers and additional performance-based stock options members of senior management under the Company’s Amended and Restated 2017 Stock Option and Incentive Plan, as amended. These awards are designed to align leadership incentives directly with long-term shareholder value creation. The options will vest solely upon a performance condition being a 10-day volume-weighted average price (VWAP) of the Company’s common stock exceeding $40 per share.

The stock options do not include any time-based vesting component, and no portion will vest unless and until the above performance target is achieved. If the performance condition is not satisfied within the applicable term of the options, the awards will expire unvested.

The grant was authorized by the Company’s Compensation Committee under its existing authority as part of the Company’s existing ESOP plan which has previously been approved by Company shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date: December 29, 2025